BERGER/BIAM IPT - INTERNATIONAL FUND

                       SUPPLEMENT DATED NOVEMBER 13, 1997
                                       to
                          PROSPECTUS DATED MAY 1, 1997

                   The Prospectus dated May 1, 1997, for the Berger/BIAM IPT International Fund is amended by changing the date of the Statement of Additional Information referred to on the cover thereof to May 1, 1997, as amended November 13, 1997, and by adding the following new section after Section 1:

2.  CONDENSED FINANCIAL INFORMATION

                   Following is a table setting forth certain financial highlights for the Berger/BIAM IPT - International Fund for the period May 1, 1997 (commencement of operations) to October 31, 1997. The information contained in the table is unaudited. Additional performance information is contained in the Fund's most recent SemiAnnual Report dated June 30, 1997, which may be obtained upon request and without charge by calling the Berger Funds at 1-800-706-0539 or by calling a Participating Insurance Company.


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                      BERGER/BIAM IPT - INTERNATIONAL FUND

                              FINANCIAL HIGHLIGHTS

                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
          MAY 1, 1997 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1997
                                   (UNAUDITED)


Net Asset Value, Beginning of Period............................    $    10.00
                                                                     ---------

Income From Investment Operations:

Net Investment Income (Loss)....................................          0.05
Net Realized and Unrealized Gains
 (Losses) on Securities.........................................         (0.58)
                                                                     ---------
Total From Investment Operations................................         (0.53)
                                                                     ---------

Less Distributions:

Dividends (from net investment income)..........................          0.00
Distributions (from capital gains)..............................          0.00
                                                                     ---------
Total Distributions.............................................          0.00
                                                                     ---------

Net Asset Value, End of Period..................................    $     9.47
                                                                     =========

Total Return^*..................................................         (5.30)%
                                                                     =========

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Period.......................................    $2,405,676

Ratios of Expenses to Average Net Assets:~+
     Net expenses...............................................           .90%
     Gross expenses.............................................          1.77%

Ratio of Net Income (Loss) to Average Net Assets~...............          1.30%

Portfolio Turnover Rate*........................................         23.60%

Average Commission Rate.........................................    $    .0246


^ Total return reflects the effect of fees offset by earnings credits, fee waivers and expense reimbursements, and does not reflect expenses that apply to related variable insurance contracts. Had the fee offsets, waivers and reimbursements not been made, and had variable contract charges been included, total return would have been lower for the period shown.
* Based on operations for the period shown and, accordingly, is not representative of a full year.
~  Annualized.
+ Net expenses reflect the Fund's gross (total) expenses, reduced by fees offset by earnings credits, fee waivers and expense reimbursements. Gross expenses and net expenses do not include the deduction of any charges or expenses attributable to any particular variable insurance contract.